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                                                                   Exhibit 10.33


                           LIMITED GUARANTY AGREEMENT
                           --------------------------

     This LIMITED GUARANTY AGREEMENT (this "Guaranty") is made this 14th day of March, 2000, by WILLIAM P. O'REILLY, an individual resident of the State of Michigan ("Guarantor"), in favor of PNC BANK, NATIONAL ASSOCIATION, a national association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent"), for each of the lenders (the "Lenders;" collectively with Agent, the "Guaranteed Parties") now or hereafter parties to the Credit Agreement (as defined below).

                                    Recitals
                                    --------

     Agent and Lenders are parties with ELTRAX SYSTEMS, INC., a Minnesota corporation, ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation, ELTRAX ASP GROUP, LLC, a Georgia limited liability company, SQUIRREL SYSTEMS, INC., a Georgia corporation, SENERCOMM, INC., a Florida corporation, ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation, ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation, and ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation (each a "Debtor" and collectively "Debtors"), to a Revolving Credit and Security Agreement dated the date hereof (as at any time amended, the "Credit Agreement"), pursuant to which Lenders have agreed to make loans and other extensions of credit to or for the benefit of Debtors on the terms and subject to all of the conditions set forth in the Credit Agreement. Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

     A condition to Lenders' extension of any credit to Debtors under the Credit Agreement is the execution and delivery of this Guaranty by Guarantor. To induce Lenders to extend credit to Debtors under the Credit Agreement, Guarantor has agreed to execute and deliver and be bound by the terms of this Guaranty.

                             Statement of Agreement
                             ----------------------

     FOR TEN DOLLARS ($10.00) in hand paid and in order to induce the Guaranteed Parties to make loans or extend credit from time to time, to Debtors in accordance with the terms of the Credit Agreement (as hereinafter defined), and for other good and valuable consideration, Guarantor hereby unconditionally and absolutely guarantees to each of the Guaranteed Parties and their respective successors and assigns the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all such loans and extensions of credit from any Guaranteed Party to Debtors under the Credit Agreement and all other debts, liabilities and obligations of Debtors to or held by any Guaranteed Party (including any portion thereof nominally held by a Guaranteed Party on behalf of others who have participations or interests therein granted or created by a Guaranteed Party), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, liquidated or unliquidated, primary or secondary, joint or several, now existing or hereafter arising, whether created directly to or acquired by assignment or otherwise by any Guaranteed Party, and whether any Debtor may be liable individually or jointly with others, and regardless of whether recovery upon any of such loans or extensions of credit or other debts, liabilities and obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise, or is or becomes invalid or unenforceable for any other reason (all such debts, liabilities and obligations being hereinafter referred to collectively as the "Indebtedness"). Without limiting the generality of the foregoing, the term "Indebtedness" as used herein shall include all debts, liabilities and obligations incurred by any Debtor to any Guaranteed Party, including reasonable attorneys' fees, in any bankruptcy case of any Debtor and any interest, fees or
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other charges accrued in any such bankruptcy whether or not recoverable from such Debtor or such Debtor's estate under 11 U.S.C. (S) 506. IN NO EVENT, HOWEVER, SHALL GUARANTOR'S LIABILITY UNDER THIS GUARANTY EXCEED THE SUM OF (A) $2,800,000, PLUS (B) INTEREST ON THE PRINCIPAL AMOUNT DUE HEREUNDER FROM AND AFTER THE DATE ON WHICH PAYMENT OF SUCH AMOUNT IS DUE AT THE RATE OF INTEREST APPLICABLE FROM TIME TO TIME UNDER THE CREDIT AGREEMENT, PLUS (C) THE COSTS AND ATTORNEYS' FEES INCURRED BY ANY GUARANTEED PARTY IN ENFORCING THE TERMS HEREOF AND IN COLLECTING THE INDEBTEDNESS OF GUARANTOR HEREUNDER.

     GUARANTOR HEREBY WAIVES: notice of acceptance hereof; notice of the extension of credit from time to time given by any Guaranteed Party to any Debtor and the creation, existence or acquisition of any Indebtedness; notice of the amount of Indebtedness of Debtors to the Guaranteed Parties from time to time, subject, however, to Guarantor's right to make inquiry of Agent to ascertain the amount of Indebtedness at any reasonable time; notice of any adverse change in any Debtor's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration and all other notices and demands to which Guarantor might otherwise be entitled; any right Guarantor may have, by statute or otherwise, to require any Guaranteed Party to institute suit against any Debtor after notice or demand from Guarantor or to seek recourse first against any Debtor or others, or to realize upon any security for the Indebtedness, as a condition to enforcing Guarantor's liability and obligations hereunder; any defense that any Debtor may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty or security was to be obtained; any defense or claim that any Person purporting to bind any Debtor to the payment of Indebtedness did not have actual or apparent authority to do so; and any right to contest the commercial reasonableness of the disposition of any or all collateral (to the extent available under applicable law). Guarantor further waives any right Guarantor may have, by statute or otherwise, to any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any indebtedness of Debtors with regard to any Guaranteed Party's enforcement of any security interest, lien, mortgage or other interest the Guaranteed Parties may hold in any real or personal property of any Debtor. Guarantor further waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state thereof.

     If an Event of Default under (and as defined in) the Credit Agreement shall occur or if any Debtor should dissolve or become insolvent (within the meaning of the Georgia Uniform Commercial Code), or if a petition for an order for relief with respect to any Debtor should be filed by or against any Debtor under any chapter of the Bankruptcy Code, or if Guarantor shall die, or if a receiver, trustee or conservator should be appointed for any Debtor or Guarantor or any of such Debtor's or Guarantor's property, or if any Debtor should default in the observance or performance of any covenant or agreement with any Guaranteed Party and such default shall not be cured within any cure period mutually agreed upon in writing by such Debtor and such Guaranteed Party, or if Debtors shall fail to pay any of the Indebtedness on the due date thereof (whether due on demand, at stated maturity, upon acceleration or otherwise), or if Guarantor should revoke or attempt to revoke this Guaranty or should dispute Guarantor's liability hereunder, then, in any such event and whether or not any of the Indebtedness is then due and payable or the maturity thereof has been accelerated or demand for payment thereof from Debtors has been made, Agent may without notice to Guarantor (and shall at the direction of the Required Lenders) make the Indebtedness immediately due and payable hereunder as to Guarantor and Agent shall be entitled to enforce the obligations of Guarantor hereunder. Guarantor agrees to pay all expenses incurred by any Guaranteed Party in connection with enforcement of any Guaranteed Party's rights under the Guaranty, including court costs, collection charges and reasonable attorneys' fees.

     Each Guaranteed Party shall have a lien upon or right of set-off to any and all credits and any and all other property of Guarantor, now or at any time whatsoever with or in the possession of such Guaranteed

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Party or anyone holding for such Guaranteed Party as security for any and all obligations of Guarantor to such Guaranteed Party, no matter how or when arising and whether under this or any other instrument or agreement or otherwise.

     Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the liability or obligations of Guarantor hereunder, the Guaranteed Parties may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Indebtedness or increase the amount of the Indebtedness; refuse to enforce, or release any Persons liable for the payment of any of the Indebtedness; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Indebtedness or grant other indulgences to any Debtor in respect thereof; amend or modify in any manner, or terminate or release, any documents or agreements evidencing, securing or otherwise relating to the Indebtedness (other than this Guaranty); release, surrender, exchange, modify or impair any and all collateral, deposits or other property at any time securing (directly or indirectly) any of the Indebtedness or on which the Guaranteed Parties at any time may have a lien; extend the time of payment of any collateral consisting of accounts, notes, chattel paper or other rights to the payment of money; refuse to enforce its rights or make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, deposits and property, or with any party liable for the Indebtedness, or with any other Person, whatsoever; or release or substitute any one or more of the endorsers or guarantors of the Indebtedness, whether parties to this instrument or not.

     Guarantor consents and agrees that the Guaranteed Parties shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of the Indebtedness. Guarantor agrees to pay all expenses incurred by the Guaranteed Parties in connection with enforcement of the Guaranteed Parties' rights under this Guaranty, including court costs, collection charges and reasonable attorneys' fees. Guarantor further agrees that, if and to the extent any the Guaranteed Party receives any payment on account of any of the Indebtedness (whether from any Debtor, Guarantor or a third party obligor or from the sale or other disposition of any collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then the part of the Indebtedness intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive the termination or revocation of this Guaranty.

     Guarantor represents, warrants and covenants to the Guaranteed Parties, as an inducement to the Guaranteed Parties to grant credit to Debtors, that, as of the date of this Guaranty, the fair saleable value of Guarantor's assets exceeds Guarantor's liabilities; Guarantor is meeting current liabilities as they mature; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor and no federal or state tax liens have been filed or threatened against Guarantor nor is Guarantor in default or claimed default under any agreement for borrowed money. Guarantor shall immediately give Agent written notice of any material adverse change in Guarantor's financial condition, including litigation commenced, tax liens filed, defaults claimed under Guarantor's indebtedness for borrowed money or bankruptcy proceedings commenced against Guarantor or commenced by Guarantor or by any third party. Guarantor shall at such reasonable times as Agent requests furnish Guarantor's current financial statements to Agent and permit Agent or its representatives to inspect Guarantor's financial records and properties and make extracts therefrom in order to evaluate the financial condition of Guarantor.

     This Guaranty is a primary, immediate and original obligation of Guarantor and is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and not of its collectibility only, is not contingent upon the exercise or enforcement by the Guaranteed Parties of any remedies the Guaranteed Parties may have against any Debtor or others, or the enforcement of any lien or realization upon any security the Guaranteed Parties may at any time possess, and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or irregularity with respect

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to the issuance of any obligations of any Debtor to any Guaranteed Party or with respect to the execution and delivery of any agreement between Debtors and any Guaranteed Party. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Indebtedness, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

     The Guaranteed Parties shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing obligations of Guarantor to the Guaranteed Parties, and against Debtors to the full extent provided for in any loan agreement among the Guaranteed Parties and any Debtor. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of any Guaranteed Party's right to proceed in any other form of action or proceeding or against other parties unless such Guaranteed Party has expressly waived such right in writing.

     Guarantor is fully aware of the financial condition of each Debtor. Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and in no part upon any representation or statement of any Guaranteed Party with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning, each Debtor's financial condition as Guarantor may deem material to Guarantor's obligations hereunder and Guarantor is not relying upon, nor expecting any Guaranteed Party to furnish it, any information in such Guaranteed Party's possession concerning such Debtor's financial condition. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that a Debtor will contract additional indebtedness for which Guarantor may be liable hereunder after a Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

     The books and records of Agent showing the account among the Guaranteed Parties and Debtors shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Debtors, to the extent to which no written objection is made within 30 days from the date of sending thereof to Debtors, shall be deemed conclusively correct and shall constitute an account stated between the Guaranteed Parties and Debtors and shall be binding on Guarantor.

     Guarantor agrees that this Guaranty shall continue in full force and effect until the date on which all of the Indebtedness has been fully paid and discharged and all commitments of the Guaranteed Parties under the Credit Agreement have been terminated. Notwithstanding the foregoing, each Guaranteed Party agrees that Agent shall release Guarantor from this Guaranty and terminate this Guaranty by delivering the original of this Guaranty to Guarantor marked satisfied or terminated on any date on which the Guaranty Release Conditions have been satisfied. For purposes hereof the term "Guaranty Release Conditions" shall mean the following conditions: (i) Agent shall have received a written request from Guarantor requesting that this Guaranty be released and terminated by Agent, (ii) Debtors' Undrawn Availability (as defined and calculated in the Credit Agreement) on the date of Agent's receipt of such written release and termination request from Guarantor and for the period of fifteen (15) consecutive days immediately preceding Agent's receipt of such written release and termination request from Guarantor shall be and shall have been equal to or greater than $8,660,000, and (iii) immediately after giving effect to Agent's release and termination of this Guaranty Debtors' Undrawn Availability (as defined and calculated in the Credit Agreement) would not be less than $6,000,000.

     If for any reason any Debtor has no legal existence or is under no legal obligation to discharge any of the Indebtedness, or if any of the Indebtedness have become unrecoverable from Debtors by reason of any Debtor's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor had at all times been the principal obligor on all such Indebtedness. In the event that acceleration of the time for payment of any

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of the Indebtedness is stayed upon the insolvency, bankruptcy or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement evidencing or securing the payment of the Indebtedness or otherwise executed in connection therewith shall be immediately due and payable by Guarantor.

     If Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, which right cannot be waived by Guarantor, Guarantor agrees that such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by Guarantor, is actually received by an officer of Agent who is familiar with Debtors' account with the Guaranteed Parties and this Guaranty; but any such termination or revocation shall not affect the right and power of any Guaranteed Party to enforce rights arising, incurred or contracted for prior to Agent's receipt of such written notice of termination or revocation. If any Guaranteed Party grants loans or other extensions of credit to or for the benefit of any Debtor or takes other action after the termination or revocation by Guarantor but prior to Agent's receipt of such written notice of termination or revocation, then the rights of such Guaranteed Party with respect thereto shall be the same as if such termination or revocation had not occurred.

     Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon the Guaranteed Parties shall vest in and be enforceable by each such Guaranteed Party and its successors and assigns. Guarantor further agrees that all obligations and duties herein shall be binding upon Guarantor and upon Guarantor's heirs, personal representatives, executors, administrators and assigns.

     To the extent any performance of this Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of the paragraph shall control every other provision of this Guaranty.

     This Guaranty is intended to take effect as a sealed instrument under the laws of the State of Georgia. This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia. As part of the consideration for the Guaranteed Party's granting credit to Debtors, Guarantor hereby agrees that all actions, suits or proceedings arising directly or indirectly hereunder may, at the option of the Guaranteed Parties, be litigated in any court having situs within the State of Georgia, and Guarantor hereby expressly consents to the jurisdiction of any state or federal court located within said state, and consents that any service of process in such action or proceedings may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at Guarantor's last known address.

     This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligation of Guarantor can be released or waived by the Guaranteed Parties or any of their respective officers or agents, except by a writing signed by a duly authorized officer of Agent.

     Until all of the Indebtedness has been paid in full and the Credit Agreement has been terminated, Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or applicable law) against any Debtor or any other Person by reason of Guarantor's payment or other performance hereunder. Without limiting the generality of the foregoing, Guarantor hereby subordinates to the full and final payment of the Indebtedness any and all legal or equitable rights or claims that Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until all of the Indebtedness has been paid in full and the Credit Agreement has been terminated, Guarantor shall have no recourse to any assets or property of any Debtor (including any assets securing any of the Indebtedness) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the

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Indebtedness, whether any of such rights arise under contract, in equity or under applicable law. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of any Guaranteed Party or any affiliate of any Guaranteed Party under any separate subordination agreement that any Guaranteed Party or such affiliate may at any time or from time to time enter into with Guarantor.

     As used herein, all references to the term "Guarantor" shall mean Guarantor and Guarantor's personal representatives and assigns (including any receiver, trustee or custodian for Guarantor or any of his assets or Guarantor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy
Code); all references to the term "Guaranteed Parties" shall mean the Guaranteed Parties and their respective its successors and assigns; and all references to the term "Debtor" shall mean any Debtor and its successors and assigns (including any receiver, trustee or custodian for such Debtor or any of his assets or such Debtor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation, business trust, limited liability company, unincorporated association, joint stock corporation, trust, joint venture or other form of business entity or any government or any agency or instrumentality or political subdivision thereof; all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to "include" or "including" shall mean "including, without limitation."

     To the fullest extent permitted by applicable law, Guarantor and each Guaranteed Party each hereby waives the right to a jury trial in any action, suit, proceeding, or counterclaim arising out of or related to this guaranty, and Guarantor further waives any rights arising under applicable statutes or otherwise to require the Guaranteed Parties to institute suit against any Debtor or any other Person liable for any of the Indebtedness or to exhaust the Guaranteed Parties' rights and remedies against debtor or any other Person liable for any of the Indebtedness, Guarantor being bound to the payment of any and all Indebtedness to the extent provided herein.

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     IN WITNESS WHEREOF, Guarantor has executed this Guaranty, this 14th day of
March, 2000.


                                     /s/  William P. O'Reilly     (SEAL)
---------------------------         ------------------------------
Witness                             William P. O'Reilly ("Guarantor")
Name:
     ----------------------         Social Security No.

                                    Guarantor's Address:





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